AIM INVESTMENT
SECURITIES FUNDS

                         Prospectus
--------------------------------------------------------------------------------

AIM                           The AIM Limited Maturity Treasury Fund (the
LIMITED                  "Fund"), a portfolio of AIM Investment Securities Funds
MATURITY                 (the "Trust"), is an open-end, series, management
TREASURY                 investment company designed for institutions seeking
FUND                     liquidity with minimum fluctuation in principal value,
                         and, consistent with this investment objective, the
INSTITUTIONAL            highest total return achievable. To achieve its
CLASS                    objective, the Fund will invest in an actively managed
                         portfolio of U.S. Treasury notes and other direct
NOVEMBER 28, 1997        obligations of the U.S. Treasury.

                              THERE CAN BE NO ASSURANCE THAT THE FUND WILL
                         ACHIEVE ITS OBJECTIVE. THE NET ASSET VALUE OF THE FUND VARIES DEPENDING ON THE MARKET VALUE OF ITS ASSETS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                              This Prospectus sets forth basic information that
                         investors should know about the Fund prior to investing and should be read and retained for future reference. A Statement of Additional Information, dated November 28, 1997, has been filed with the United States Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. For a copy of the Statement of Additional Information, write to the address below or call (800) 659-1005. The SEC maintains a web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

                              This Prospectus relates solely to the
                         Institutional Class of the Fund. Shares of a retail class of the Fund are offered pursuant to a separate prospectus.

                              THESE SECURITIES HAVE NOT BEEN APPROVED OR
                         DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.







[LOGO APPEARS HERE]
Fund Management Company

11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173
(800) 659-1005

                                    SUMMARY

THE FUND AND ITS INVESTMENT OBJECTIVE

  AIM Investment Securities Funds (the "Trust") is a Delaware business trust organized as an open-end, series, management investment company and currently has one portfolio: the AIM Limited Maturity Treasury Fund (the "Fund"). The Fund consists of two classes: a retail class, the Class A shares and the Institutional Class. This Prospectus relates solely to the Institutional Class.

  Class A shares are offered to investors pursuant to a separate prospectus. To obtain information about the Class A shares, please call (800) 347-4246.

  Because the Trust declares dividends for each class of the Fund on a daily basis, each class of the Fund is expected to have the same net asset value (proportionate interest in the net assets of the Fund). Moreover, each class bears equally those expenses, such as the advisory fee, that are allocated to the Fund as a whole. Both classes of shares of the Fund share a common investment objective and portfolio of investments. However, each of the classes of the Fund have different shareholders and are separately allocated certain class expenses, such as distribution and/or service fees related to their respective shares. For example, a shareholder servicing fee of up to 0.15% of the average daily net assets of the Fund attributable to the Class A shares will be allocated to such class; such fee, however, will not be allocated to the Institutional Class. Therefore, assuming that the allocations of other class-related expenses to the Institutional Class and the Class A shares are the same, the yield of the Institutional Class will be higher than the yield of the Class A shares in an amount which reflects such shareholder servicing fee.

  The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. To achieve its objective, the Fund will invest in U.S. Treasury notes and other direct obligations of the U.S. Treasury, and may (but does not currently intend to) engage in repurchase agreement transactions with respect to such obligations. The Fund will attempt to enhance its total return through capital appreciation when market factors, such as economic and market conditions and the prospects for interest rate changes, indicate that capital appreciation may be available without significant risk to principal. The Fund will only purchase securities whose remaining maturities, measured from the date of settlement, do not exceed three (3) years. Under normal circumstances, the average portfolio maturity of the U.S. Treasury notes and other direct obligations of the U.S. Treasury owned by the Fund will range between one-and-one-half (1 1/2) and two (2) years.

INVESTORS IN THE INSTITUTIONAL CLASS

  The Institutional Class is designed to be a convenient and economical vehicle through which institutions ("Institutions"), acting for themselves or on behalf of clients for whom they exercise investment discretion, can invest in a portfolio consisting of U.S. Treasury notes and other U.S. Treasury obligations with remaining maturities of three (3) years or less. Although shares of the Institutional Class may not be purchased by individuals directly, Institutions may purchase such shares for themselves or on a discretionary basis for accounts they maintain on behalf of their customers. The Institutional Class may be particularly appropriate for Institutions investing short-term cash reserves for the benefit of customer accounts with respect to which Institutions exercise substantial investment discretion. Institutions may charge their customers a recordkeeping, account maintenance or other fee in connection with their accounts, and such customers should consult with their Institutions to obtain a schedule of applicable fees. See "Suitability For Investors."

PURCHASE OF SHARES

  Shares of the Institutional Class is sold at net asset value. No purchase or redemption charges are imposed by the Fund. Institutions may charge fees to their customers for services provided in connection with the maintenance of customer accounts with the Institutions, and customers should consult with their Institutions to obtain a schedule of any applicable fees. The minimum initial investment in the Institutional Class is $1,000,000. There is no minimum amount for subsequent investments. Payment for shares purchased must be in federal funds or other funds immediately available to the Fund. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemption of shares of the Institutional Class may be made without charge at net asset value. Payment for redeemed shares for which redemption orders are received prior to 4:00 p.m. Eastern Time will normally be made in federal funds on the next business day. See "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS

  The net investment income of the Fund is declared as a dividend daily to shareholders of record immediately prior to 4:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Institutional Class. Distributions of short-term capital gains and long-term capital gains, if any, are made annually. See "Dividends and Distributions."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement with the Trust (the "Advisory Agreement"). AIM, together with its subsidiaries, manages or advises 55 investment company portfolios. Under the Advisory Agreement, AIM receives a fee for its services based on the Fund's average daily net assets. Under a separate administrative services agreement, AIM is permitted to receive reimbursement of its costs in performing certain accounting and other administrative services for the Fund. Under a Transfer Agency and Service Agreement, A I M Institutional Fund Services, Inc. ("Transfer Agent" or "AIFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. It is currently anticipated that, effective on or about December 29, 1997, A I M Fund Services, Inc., a wholly owned subsidiary of AIM and a registered transfer agent, will become the transfer agent to the Fund. See "Management of the Trust."

DISTRIBUTOR

  Fund Management Company ("FMC") acts as the exclusive distributor of the Institutional Class. FMC does not receive any fee from the Fund. See "Purchase of Shares" and "Management of the Trust -- Distribution of Shares."

SPECIAL CONSIDERATIONS

  The Fund's price per share will fluctuate inversely with changes in interest rates. However, the price changes in the Fund's shares due to changes in interest rates should be more moderate than the per share fluctuations of a fund which invests in longer-term bonds. This is because debt securities with longer maturities generally tend to produce higher yields but are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is designed for the investor who seeks a higher yield and greater stability of income than a money market fund offers, and less capital fluctuation than a long-term bond fund might provide.

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and aimfunds.com and Invest With Discipline are service marks of A I M Management Group Inc.

                           TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor understand the various costs and expenses that an investor in the Institutional Class will bear directly or indirectly. The fees and expenses set forth in this table are based on the average net assets of the Institutional Class of the Fund for the fiscal year ended July 31, 1997.

Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a %
     of offering price).....................................                 None
  Maximum sales load on reinvested dividends (as a % of
     offering price)........................................                 None
  Deferred sales load (as a % of original purchase price or
     redemption proceeds,
     as applicable).........................................                 None
  Redemption fees (as a % of amount redeemed, if
     applicable)............................................                 None
  Exchange fee..............................................                 None
Annual Fund Operating Expenses
  (as a % of average net assets)
  Management fees...........................................                 0.20%
  12b-1 fees................................................                 None
  Other expenses............................................                 0.11%
                                                                             ----
  Total fund operating expenses.............................                 0.31%
                                                                             ====

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each time period.

                                                              INSTITUTIONAL
                                                                 CLASS
                                                              -------------
 1 year.....................................................         $ 3
 3 years....................................................         $10
 5 years....................................................         $17
10 years....................................................         $39

  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIVE OF THE SHARES OF THE INSTITUTIONAL CLASS OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, THE ACTUAL PERFORMANCE OF THE INSTITUTIONAL CLASS WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNT FOR TOTAL FUND OPERATING EXPENSES REMAINS THE SAME FOR EACH YEAR.

                              FINANCIAL HIGHLIGHTS

  Shown below are the financial highlights during each of the fiscal years ended July 31, 1997, 1996 and 1995, the eleven months ended July 31, 1994 and each of the years in the six-year period ended August 31, 1993. All data have been audited by KPMG Peat Marwick LLP, independent auditors, whose reports on the financial statements and the related notes appear in the Statement of Additional Information.

                                                JULY 31,                                         AUGUST 31,
                             -----------------------------------------------     -------------------------------------------
                               1997           1996        1995        1994         1993       1992       1991         1990
                               ----           ----        ----        ----         ----       ----       ----         ----
Net asset value, beginning
 of period.................  $   9.97       $  10.03    $   9.96    $  10.24     $  10.21   $  10.01    $  9.79      $  9.78
Income from investment
 operations:
 Net investment income.....      0.56           0.58        0.57        0.37         0.44       0.60       0.73         0.79
 Net gains (losses) on
   securities (both
   realized and
   unrealized).............      0.10          (0.06)       0.07       (0.20)        0.05       0.29       0.22         0.01
                             --------       --------    --------    --------     --------   --------    -------      -------
   Total from investment
     operations............      0.66           0.52        0.64        0.17         0.49       0.89       0.95         0.80
                             --------       --------    --------    --------     --------   --------    -------      -------
Less distributions:
 Dividends from net
   investment income.......     (0.56)         (0.58)     (0.57)       (0.37)       (0.44)     (0.60)     (0.73)       (0.79)
 Distributions from net
   realized capital
   gains...................        --             --          --       (0.08)       (0.02)     (0.09)        --           --
                             --------       --------    --------    --------     --------   --------    -------      -------
   Total distributions.....     (0.56)         (0.58)     (0.57)       (0.45)       (0.46)     (0.69)     (0.73)       (0.79)
                             --------       --------    --------    --------     --------   --------    -------      -------
Net asset value, end of
 period....................  $  10.07       $   9.97    $  10.03    $   9.96     $  10.24   $  10.21    $ 10.01      $  9.79
                             ========       ========    ========    ========     ========   ========    =======      =======
Total return (a)...........      6.79%          5.27%       6.61%       1.72%        4.88%      9.14%     10.08%        8.52%
                             ========       ========    ========    ========     ========   ========    =======      =======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)..........  $ 48,866       $143,468    $129,530    $134,971     $130,690   $ 89,352    $25,528      $10,378
                             ========       ========    ========    ========     ========   ========    =======      =======
 Ratio of expenses to
   average net assets......      0.31%(b)(c)    0.27%       0.28%       0.25%(d)     0.24%      0.28%      0.41%(e)     0.31%(f)
                             ========       ========    ========    ========     ========   ========    =======      =======
 Ratio of net investment
   income to average net
   assets..................      5.56%(b)       5.72%       5.70%       3.98%(d)     4.30%      5.76%      7.36%(e)     8.12%(f)
                             ========       ========    ========    ========     ========   ========    =======      =======
 Portfolio turnover rate...       130%           117%        120%        120%         123%       120%       215%         192%
                             ========       ========    ========    ========     ========   ========    =======      =======
Borrowings for the period:
 Amount of debt outstanding
   at end of period (000s
   omitted)................        --             --          --          --           --         --         --           --
 Average amount of debt
   outstanding during the
   period (000s omitted)
   (h).....................        --             --          --          --           --         --         --      $   834
 Average number of shares
   outstanding during the
   period (000s omitted)
   (h).....................     5,230         13,982      12,540      16,864        9,785      6,097      1,477        1,208
 Average amount of debt per
   share during the
   period..................        --             --          --          --           --         --         --      $  0.69

                                  AUGUST 31,
                             ---------------------
                               1989         1988
                               ----         ----
Net asset value, beginning
 of period.................   $  9.80      $  9.92
Income from investment
 operations:
 Net investment income.....      0.85         0.73
 Net gains (losses) on
   securities (both
   realized and
   unrealized).............     (0.02)       (0.12)
                              -------      -------
   Total from investment
     operations............      0.83         0.61
                              -------      -------
Less distributions:
 Dividends from net
   investment income.......     (0.85)       (0.73)
 Distributions from net
   realized capital
   gains...................        --           --
                              -------      -------
   Total distributions.....     (0.85)       (0.73)
                              -------      -------
Net asset value, end of
 period....................   $  9.78      $  9.80
                              =======      =======
Total return (a)...........      8.87%        6.34%
                              =======      =======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)..........   $16,065      $35,310
                              =======      =======
 Ratio of expenses to
   average net assets......      0.31%(g)     0.31%(g)
                              =======      =======
 Ratio of net investment
   income to average net
   assets..................      8.69%(g)     7.46%(g)
                              =======      =======
 Portfolio turnover rate...       220%         141%
                              =======      =======
Borrowings for the period:
 Amount of debt outstanding
   at end of period (000s
   omitted)................   $ 2,257      $10,892
 Average amount of debt
   outstanding during the
   period (000s omitted)
   (h).....................   $ 3,562      $ 3,754
 Average number of shares
   outstanding during the
   period (000s omitted)
   (h).....................     1,817        2,118
 Average amount of debt per
   share during the
   period..................   $  1.96      $  1.69

---------------

(a) For periods less than one year, total return is not annualized.

(b) Ratios are based on average net assets of $52,373,873.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(d) Annualized.

(e) After expense reimbursements.

(f) After waiver of advisory fees and expense reimbursements.

(g) After waiver of advisory fees.

(h) Averages computed on a daily basis.

                           SUITABILITY FOR INVESTORS

  The Institutional Class is designed to be a convenient and economical vehicle through which Institutions can invest in a portfolio consisting of U.S. Treasury notes and other direct obligations of the U.S. Treasury with remaining maturities of three (3) years or less. Although shares of Institutional Shares may not be purchased directly by individuals, Institutions may purchase such shares for themselves or for accounts they maintain on behalf of their customers. The Institutional Class may be particularly appropriate for Institutions investing short-term cash reserves for the benefit of customer accounts with respect to which Institutions exercise substantial investment discretion. It is the responsibility of a prospective institutional investor to determine if an investment in the Institutional Class is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  Each share of beneficial interest of the Fund, regardless of class, has the same net asset value (proportionate interest in the net assets of the Fund) and bears equally those expenses, such as the advisory fee, that are allocated to the Fund as a whole. All classes of the Fund share a common investment objective and portfolio of investments. However, each class of the Fund has different shareholders and is separately allocated certain class expenses.

  An investment in the Fund may relieve the Institution of many of the investment and administrative burdens encountered when investing in a portfolio of debt instruments directly. These functions include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt and delivery and safekeeping of securities; and portfolio recordkeeping. It is anticipated that most Institutions will perform their own sub-accounting.

  The price per share of the Fund's shares will fluctuate inversely with changes in interest rates. However, the price changes in the Fund's shares due to changes in interest rates should be more moderate than the per share fluctuations of a fund which invests in longer-term obligations. The Fund is designed for the investor who seeks a higher yield and greater stability of income than a money market fund offers, and less capital fluctuation than a long-term bond fund might provide.

                               INVESTMENT PROGRAM
INVESTMENT POLICIES

  The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value, and, consistent with this investment objective, the highest total return achievable. There can be no assurance, however, that the Fund will achieve its objective.

  To achieve its objective, the Fund will invest in an actively managed portfolio of U.S. Treasury notes and other direct obligations of the U.S. Treasury. The Fund may invest in U.S. Treasury obligations, which are direct obligations of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance, including U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds. The Fund will attempt to enhance its total return through capital appreciation when market factors, such as economic and market conditions and the prospects for interest rate changes, indicate that capital appreciation may be available without significant risk to principal. The Fund will only purchase securities whose maturities do not exceed three (3) years. Under normal circumstances, the average portfolio maturity of the Fund will range between one-and-one-half (1 1/2) and two (2) years. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover rate should not adversely affect the net income of the Fund.

  Loans of Portfolio Securities. Subject to its investment restrictions (see "Investment Restrictions") the Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or U.S. Treasury obligations which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities; provided, however, that such loans are made according to the guidelines of the SEC and the Trust's Board of Trustees. The Fund will be entitled to the interest paid upon investment of the cash collateral in its permitted investments, or to the payment of a premium or fee for the loan. The Fund may at any time call such loans and obtain the securities loaned. However, if the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions. The Fund may pay reasonable fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The Fund will only engage in securities lending transactions with broker-dealers registered with the SEC, or with federally supervised banks or savings and loan associations.

  When-Issued or Delayed Delivery Trading. The Fund may purchase U.S. Treasury obligations on a when-issued basis, and it may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery to take place in the future in order to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. The Fund's custodian bank will segregate cash or short-term U.S. Treasury obligations in an aggregate amount equal to the amount of its commitments in connection with such delayed delivery and when-issued purchase transactions. No delayed delivery or when-issued commitments will be made if, as a result, more than 25% of the Fund's net assets would be so committed.

  Borrowing. Subject to its investment restrictions (see "Investment Restrictions"), the Fund may borrow money from banks for temporary or emergency purposes such as to meet redemption requests which might otherwise require the untimely disposition of securities. The Fund may not borrow for the purpose of increasing income. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Fund believes that, in the event of abnormally heavy redemption requests, its borrowing provisions would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

  Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price, date and interest payment. It is the current operating policy of the Fund to enter into reverse repurchase agreements (which are considered to be borrowings under the 1940 Act) only for temporary or emergency purposes and not as a means to increase income, even though the Fund's investment restrictions permit the Fund to engage in reverse repurchase agreements for income enhancement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Treasury obligations having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

  Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets, including repurchase agreements with remaining maturities in excess of seven days.

INVESTMENT IN OTHER INVESTMENT COMPANIES The Fund is permitted to invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  The investment policies described above may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund.

INVESTMENT RESTRICTIONS

  The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that the Fund will not:

          (1) purchase any security unless the security is a direct obligation of the U.S. Treasury or is a repurchase agreement with respect to a direct obligation of the U.S. Treasury;

          (2) issue senior securities in the form of indebtedness, borrow money, except from banks for temporary or emergency purposes, such as to meet redemption requests (not for the purpose of increasing income), or borrow through reverse repurchase agreements (which may be entered into for the purpose of increasing income) if, as a result of any such borrowings, the amount borrowed would exceed 33 1/3% of the value of the Fund's assets (including the proceeds of such senior securities issued or money borrowed) less its liabilities (not including the liabilities incurred in connection with such issuance or borrowing);

          (3) make loans of money other than (a) through the purchase of debt securities in accordance with the Fund's investment program, and (b) by entering into repurchase agreements; or

          (4) lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

  The foregoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Fund.

                               PURCHASE OF SHARES

  Shares of the Institutional Class are sold to Institutions on a continuing basis at the net asset value of such shares next determined after an order has been accepted by the Fund. No purchase or redemption charges are imposed by the Fund; however, Institutions may charge their customers a recordkeeping, account maintenance or other fee in connection with their accounts, and such customers should consult with their Institutions to obtain a schedule of applicable fees. In order to maximize its income, the Fund attempts to remain as fully invested as practicable. Accordingly, in order to be accepted for execution, purchase orders must be submitted to and received by AIFS prior to the determination of net asset value (4:00 p.m. Eastern Time) on a business day of the Fund, which means any day on which the New York Stock Exchange (the "NYSE") is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Banks will be required to certify to the Trust that they comply with applicable state laws regarding registration as broker-dealers, or that they are exempt from such registration.

  To facilitate the investment of the proceeds of purchase orders, the Fund urges Institutions to place their orders as early in the day as possible. Subject to the conditions stated above and the Fund's right to reject any purchase order, purchase orders received by AIFS prior to 4:00 p.m. Eastern Time on any business day will be accepted on that day (a) when payment for the shares of the class of the Fund purchased is received by The Bank of New York, the Fund's custodian bank, in the form described below and notice of such order is provided to AIFS or (b) at the time the order is placed, if the Fund is assured of payment, and will be priced at the net asset value determined as of 4:00 p.m. Eastern Time on such day. Payment for such shares must be received by The Bank of New York on the next business day of the Fund following the effective date of purchase. Dividends begin accruing on the first business day of the Fund following the day on which a purchase order for the Fund is effective. Purchase orders received by the Fund after 4:00 p.m. Eastern Time on any business day will be effective on the next business day of the Fund and will be priced at the net asset value determined at the end of such day.

  Payments for shares purchased must be in the form of federal funds or other funds immediately available to the Fund. Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Fund and any funds received for which an order has not been received will be returned to the sending Institution. An order to purchase shares must specify which class of shares of the Fund is being purchased; otherwise any funds received will be returned to the sending Institution.

  The minimum initial investment for the purchase of shares of the Institutional Class is $1,000,000. No minimum amount is required for subsequent investments in the Institutional Class nor are minimum balances required. Prior to the initial purchase of shares, an Account Application must be completed and sent to AIFS at P.O. Box 4333, Houston, Texas 77210-4333. Account Applications may be obtained from AIFS. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to AIFS. Following the initial purchase of shares, subsequent purchases of shares of the Institutional Class may be made via AIM LINK--Registered Trademark-- Remote, a personal computer application software product.

  In the interest of economy and convenience, certificates representing shares of the Fund will not be issued except upon written request to the Fund. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Trust reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                              REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares at the net asset value next determined after receipt of the redemption request in proper form by the Fund. There is no charge for redemption. Since shares of the Fund are not maintained at a constant net asset value, but fluctuate in value with changes in the market value of securities held by the Fund, the value of the shares of the Fund on redemption may be more or less than the shareholder's initial cost, depending upon the value of the Fund's investments at the time of redemption. Redemption requests with respect to the Institutional Class may also be made via AIM LINK--Registered Trademark-- Remote. See "Net Asset Value." Redemption requests with respect to shares for which certificates have not been issued are normally made by calling AIFS at (800) 659-1005.

  Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application. If a redemption request is received by AIFS prior to 4:00 p.m. Eastern Time on a business day of the Fund, the redemption will be effected at the net asset value determined as of 4:00 p.m. Eastern Time on such day and the shares to be redeemed will receive the dividend declared on the day the request is received. The proceeds of a redemption request effected prior to 4:00 p.m. Eastern Time will not be wired to the redeeming shareholder until the next business day of the Fund. A redemption request received by AIFS after 4:00 p.m. Eastern Time or on other than a business day of the Fund will be effected at the net asset value of the Fund determined as of 4:00 p.m. Eastern Time on the next business day of the Fund, and the proceeds of such redemption will normally be wired on the business day next following such determination, or two (2) business days after the receipt of the redemption request.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Fund. The authorized signature on such notice must be signature guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Fund or AIFS.

  Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmation promptly after the transaction.

  Payment for shares redeemed by mail and payment for telephone redemptions in amounts of under $1,000 will be made by check mailed within seven (7) days after receipt of the redemption request in proper form. The Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Fund's best interest to do so.

  The Fund's shares are not redeemable at the option of the Trust unless the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Fund. Notwithstanding the foregoing, the Fund is permitted to redeem shares in any account with a net asset value less than $500.

                          DIVIDENDS AND DISTRIBUTIONS

  Dividends from the net investment income (not including any net short-term capital gains) earned by the Fund are declared daily and paid monthly. Distributions from net realized short-term capital gains and long-term capital gains, if any, are paid annually.

  The dividends accrued and paid for each class of the Fund's shares will consist of: (a) interest accrued and discounts earned (including both original issue and market discount) for the Fund, allocated based upon each class' pro rata share of the net assets of the Fund, less (b) Trust expenses accrued for the applicable dividend period attributable to the Fund, such as custodian fees, trustee's fees, and accounting and legal expenses, allocated based upon each class' pro rata share of the net assets of the Fund, less (c) expenses directly attributable to each class which accrued for the applicable dividend period, such as shareholder servicing plan expenses, if any, or transfer agent fees unique to each class.

  Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of the Fund. Accordingly, dividends begin accruing on the first business day of the Fund following the day on which a purchase order for shares of the Fund is effective, and accrue through the day on which a redemption order is effective. Thus, if a purchase order is effective on a Friday, dividends will begin accruing on the following Monday (unless such day is not a business day of the Fund).

  All dividends declared during a month will be paid by check or wire transfer. (Wire transfers may only be made in amounts of $1,000 or more.) In such case, payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends and distributions automatically reinvested in additional full and fractional shares of the Fund at the net asset value of such shares. Such election, or any revocation thereof, must be made in writing by the institution to AIFS at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 and will become effective with dividends paid after its receipt by AIFS. If a shareholder redeems all the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

                                     TAXES

  Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain requirements that must be met each year for the Fund to qualify as a regulated investment company. As long as the Fund qualifies for tax treatment as a regulated investment company, the Fund (but not its shareholders) will not be subject to income tax on income and capital gains distributed to shareholders. Consistent with the distribution requirements of the Code, the Fund's policy is to distribute to its shareholders at least 90% of its investment company taxable income for each year. The Fund intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax; to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the 12-month period ending on October 31 prior to the end of each calendar year; and to meet the other requirements of Subchapter M of the Code, including the requirements with respect to diversification of assets and sources of income.

  Under the Code, dividends paid by the Fund are generally subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund. The Code provides an exception to this general rule; if the Fund declares a dividend in October, November or December to shareholders of record and pays the dividend before February 1 of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January of the following year when it is paid. Dividends paid by the Fund from its net investment income and realized short term capital gains are taxable to shareholders at ordinary income tax rates. It is anticipated that no portion of dividends paid by the Fund will be eligible for the dividends received deduction for corporations. Distributions of the Fund's long term capital gains (capital gains dividends) will be taxable to the shareholder as long-term capital gains regardless of the length of time the shareholder held his shares.

  A portfolio of the Trust (a "Portfolio") will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore one Portfolio may not offset its gains against the other Portfolio's losses and each Portfolio must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to above may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisors concerning the application of state, local or foreign taxes. Certain states exempt payments of interest by mutual funds with respect to U.S. Treasury obligations from state income taxes, and investors should consult with their own tax advisors concerning the availability of such exemption in their state.

  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or AIFS.

  The foregoing discussion of federal income tax consequences is only a summary based on tax laws and regulations in effect on the date of this Prospectus, which laws and regulations are subject to change by legislative or administrative action. For additional information regarding certain tax consequences of an investment in the Institutional Class, see the Statement of Additional Information.

                                NET ASSET VALUE

  The net asset value per share of the Fund is determined once daily as of 4:00 p.m. Eastern Time on each business day of the Fund. Net asset value per share of the Fund is determined by subtracting the liabilities (e.g., accrued expenses and dividends payable) of the Fund allocated to the class from the value of securities, cash and other assets (including interest accrued but not collected) of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class of the Fund. Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specially authorized by the Board of Trustees of the Trust. Short-term obligations with maturities of sixty (60) days or less are valued at amortized cost as reflecting fair value.

                            PERFORMANCE INFORMATION

  Performance information for the Institutional Class of the Fund can be obtained by calling the Fund at (800) 659-1005.

  The performance of the Institutional Class may be quoted in advertising in terms of yield or total return. Both types of performance are based on historical results and are not intended to indicate future performance. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund.

  The yield of the Institutional Class is a way of showing the rate of income the Institutional Class earns on its investments as a percentage of the Institutional Class' price. In order to calculate yield, the Fund takes the interest income earned from its portfolio of investments attributable to the Institutional Class for a 30-day period (net of expenses), divides such interest by the number of shares of the Institutional Class and expresses the result as an annualized percentage rate based on the net asset value per share of the Institutional Class at the end of the 30-day period. Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the yield of the Institutional Class may not equal the income paid to an investor's account or the income reported in the financial statements for the Institutional Class.

  The Fund may also quote the distribution rate for the Institutional Class, which is calculated by dividing dividends declared during a specified period by the net asset value per share of the Institutional Class at the end of the period and annualizing the results.

  The total return of the Institutional Class shows the overall change in value of the Institutional Class, including changes in share price assuming all of the Institutional Class' dividends and capital gain distributions are reinvested. A cumulative total return reflects the performance of the Institutional Class over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance of the Institutional Class had been constant over the entire period. Because average annual returns tend to smooth out variations in the return of the Institutional Class, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Institutional Class may separate its cumulative and average annual returns into income results and capital gain or loss.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's yield and total return. The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. Further information about the performance of the Fund is contained in the Fund's annual report to shareholders, a copy of which may be obtained without charge upon written request to the Trust.

                            REPORTS TO SHAREHOLDERS

  The Fund furnishes shareholders with annual and semi-annual reports containing information about the Fund and its operations, including a list of the investments held by the Fund and financial statements. The annual financial statements are audited by the Fund's independent auditors. A copy of the current list of the investments of the Fund will be sent to shareholders upon request.

  Unless otherwise requested by the shareholder, each shareholder will be provided with a written confirmation for each transaction. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the Institution. The Institution will receive a periodic statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                            MANAGEMENT OF THE TRUST
BOARD OF TRUSTEES

  The overall management of the business and affairs of the Fund is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Fund, including agreements with the Fund's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Trust's officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. Information concerning the Board of Trustees may be found in the Statement of Additional Information. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management Group Inc. ("AIM Management"), the parent corporation of AIM.

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement, dated February 28, 1997 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises 55 investment company portfolios (including the Fund). AIM is a wholly owned subsidiary of AIM Management, a holding company engaged in the financial services business. AIM Manage-ment is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. The Advisory Agreement provides that, upon the request of the Trust's Board of Trustees, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Fund have entered into a Master Administrative Services Agreement (the "Administrative Services Agreement"), dated as of February 28, 1997, pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquiries. In addition, the Fund and A I M Institutional Fund Services, Inc., a wholly owned subsidiary of AIM and registered transfer agent, have entered into the Transfer Agency and Service Agreement, pursuant to which AIFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  For the fiscal year ended July 31, 1997, the Fund paid 0.20% of its average daily net assets to AIM for its advisory services, and the Institutional Shares' total expenses for the same period, stated as a percentage of average daily net assets of the Institutional Shares was 0.31%.

  For the fiscal year ended July 31, 1997 the Fund paid 0.02% of its average daily net assets to AIM for reimbursement for administrative services.

FEE WAIVERS

  In order to increase the yield to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of such fiscal year. Fee waivers or reductions and waivers of expense reimbursements, other than those set forth in the Advisory Agreement, may be rescinded, at any time, without notice to investors.

PORTFOLIO MANAGEMENT

  AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund are Karen Dunn Kelley, Meggan M. Walsh and Paula A. Permenter. Ms. Kelley is Senior Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly-owned subsidiary of AIM; Vice President of AIM and of the Trust; and has been responsible for the Fund since 1992. Ms. Kelly has been associated with AIM since 1989 and has a total of 15 years of experience as an investment professional. Ms. Walsh is Vice President of AIM Capital and has been responsible for the Fund since 1992. Ms. Walsh has been associated with AIM since 1991 and has a total of ten years of experience as an investment professional. Paula A. Permenter has been responsible for the Fund since 1996. Ms. Permenter has been associated with AIM since 1996 and has nine years of experience as an investment professional. Prior to joining AIM, she was an Associate Trader and Investment Assistant with Van Kampen American Capital Asset Management, Inc.

DISTRIBUTION OF SHARES

  The Trust has entered into a Distribution Agreement, dated February 28, 1997, relating to the shares of the Institutional Class (the "Distribution Agreement") with Fund Management Company, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of shares of the Institutional Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with FMC. The Distribution Agreement provides FMC with the exclusive right to distribute shares of the Institutional Class either directly or through other broker-dealers.

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of shares of the Institutional Class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.05% of the net asset value of the shares of the Institutional Class sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Institutional Class or the amount received as proceeds from such sales. Sales of shares of the Institutional Class may not be used to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  AIM is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to AIM with clients other than the Fund. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Fund. In accordance with policies established by the trustees, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

                              GENERAL INFORMATION
ORGANIZATION OF THE TRUST

  The Trust is organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust, dated May 5, 1993, as amended (the "Trust Agreement"). The Trust is an open-end series, management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust was originally organized as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, the Fund was reorganized on October 15, 1993 as a portfolio of the Delaware business trust.

DESCRIPTION OF SHARES

  All shares of the Trust have equal rights with respect to voting, except that
(i) the holders of shares of all classes of a particular Portfolio, voting together, will have the exclusive right to vote on matters (such as advisory fees) pertaining solely to that portfolio, and (ii) the holders of shares of a particular class will have the exclusive right to vote on matters pertaining to distribution plans or shareholder service plans, if any such plans are adopted, relating solely to such class. The holders of each class have distinctive rights with respect to dividends which are more fully described in the Statement of Additional Information. In the event of dissolution or liquidation, holders of each portfolio's shares will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Trust attributable to the respective portfolio or allocated between the portfolios based on the respective liquidation values of each such portfolio. The Trust will not normally hold annual shareholders' meetings. Shareholders may remove trustees from office by votes cast at a meeting of shareholders called for that purpose or by written consent, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Trust's outstanding voting securities.

  The Institutional Class and the Class A shares have different shareholders and are allocated certain differing class expenses, such as distribution and/or service fees related to their respective shares. To obtain information about the Class A shares, please call A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of A I M Advisors, Inc., at
(800) 347-4246. AIM Distributors is the exclusive distributor of the Class A shares.

  There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid and non-assessable. The Board of Trustees may create additional classes or series of the Trust's shares without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

  A I M Institutional Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer agent and dividend disbursing agent for the Institutional Class. It is currently anticipated that, effective on or about December 29, 1997, A I M Fund Services, Inc., a wholly owned subsidiary of AIM and a registered transfer agent, will become the transfer agent to the Fund. The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian for the Fund's portfolio securities and cash.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania serves as counsel to the Trust and passes upon legal matters.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or may be made by calling (800) 659-1005.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Fund prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Trust or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

======================================================        ======================================================

AIM INVESTMENT SECURITIES FUNDS                                                   PROSPECTUS
AIM LIMITED MATURITY TREASURY FUND
INSTITUTIONAL CLASS
11 Greenway Plaza, Suite 100                                                   November 28, 1997
Houston, Texas 77046-1173
(800) 659-1005
                                                                                      AIM
INVESTMENT ADVISOR                                                                INVESTMENT
A I M ADVISORS, INC.                                                           SECURITIES FUNDS
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173                                                    ---------------------
(713) 626-1919
                                                                             AIM LIMITED MATURITY
DISTRIBUTOR                                                                      TREASURY FUND
FUND MANAGEMENT COMPANY
11 Greenway Plaza, Suite 100                                                 ---------------------
Houston, Texas 77046-1173
(800) 659-1005                                                                INSTITUTIONAL CLASS

AUDITORS
KPMG PEAT MARWICK LLP
700 Louisiana
Houston, Texas 77002

CUSTODIAN                                                                     TABLE OF CONTENTS
THE BANK OF NEW YORK
90 Washington Street, 11th Floor                                                                               PAGE
New York, New York 10286                                                                                       ----

TRANSFER AGENT                                                Summary........................................    2
A I M INSTITUTIONAL FUND SERVICES, INC.                       Table of Fees and Expenses.....................    4
11 Greenway Plaza, Suite 100                                  Financial Highlights...........................    5
Houston, Texas 77046-1173                                     Suitability For Investors......................    6
                                                              Investment Program.............................    6
                                                              Purchase of Shares.............................    8
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION         Redemption of Shares...........................    8
OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS          Dividends and Distributions....................    9
PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE        Taxes..........................................   10
PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR         Net Asset Value................................   10
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN        Performance Information........................   10
AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS               Reports to Shareholders........................   11
PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY                Management of the Trust........................   11
JURISDICTION TO ANY PERSON TO WHOM SUCH OFFERING MAY          Portfolio Transactions and Brokerage
NOT LAWFULLY BE MADE.                                           Allocation...................................   13
                                                              General Information............................   13


======================================================        ======================================================

                                                     STATEMENT OF
                                                     ADDITIONAL INFORMATION

                        AIM INVESTMENT SECURITIES FUNDS

                       AIM LIMITED MATURITY TREASURY FUND

                              INSTITUTIONAL CLASS

                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (800) 659-1005

                             ---------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
             ABOVE-NAMED FUND, A COPY OF WHICH MAY BE OBTAINED FREE
                OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                  FUND MANAGEMENT COMPANY, 11 GREENWAY PLAZA,
                      SUITE 100, HOUSTON, TEXAS 77046-1173
                          OR BY CALLING (800) 659-1005

                             ---------------------

          STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 28, 1997
               RELATING TO THE PROSPECTUS DATED NOVEMBER 28, 1997

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Introduction................................................       1
General Information About the Fund..........................       1
     The Fund and Its Shares................................       1
     Trustees and Officers..................................       2
     Remuneration of Trustees...............................       4
     AIM Funds Retirement Plan for Eligible
      Directors/Trustees....................................       5
     Deferred Compensation Agreements.......................       6
     The Investment Advisor.................................       6
     Transfer Agent and Custodian...........................       8
     Reports................................................       8
     Principal Holders of Securities........................       8
Purchases and Redemptions...................................       9
     Net Asset Value Determination..........................       9
     The Distribution Agreement.............................      10
     Suspension of Redemption Rights........................      10
Investment Program and Restrictions.........................      10
     Investment Program.....................................      10
     Investment Restrictions................................      11
Performance Information.....................................      12
     Yield Calculations.....................................      12
     Total Return Calculations..............................      12
     Historical Portfolio Results...........................      13
Portfolio Transactions......................................      13
Taxes.......................................................      14
     Qualification as a Regulated Investment Company........      14
     Excise Tax on Regulated Investment Companies...........      16
     Fund Distributions.....................................      16
     Sale or Redemption of Fund Shares......................      17
     Foreign Shareholders...................................      17
     Effect of Future Legislation; Local Tax
      Considerations........................................      17
Financial Statements........................................    FS-1

                                  INTRODUCTION

  AIM Investment Securities Funds (the "Trust") is a series mutual fund currently offering one portfolio: the AIM Limited Maturity Treasury Fund (the "Fund"). Currently, the Fund has two classes of shares, consisting of the Institutional Class and the Class A shares. This Statement of Additional Information relates solely to the Institutional Class of the Fund.

  The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus for the Institutional Class (the "Prospectus"), dated November 28, 1997. Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Fund's shares, Fund Management Company ("FMC"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling (800) 659-1005. Investors must receive a Prospectus before they invest.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Institutional Class. Some of the information required to be in this Statement of Additional Information is also included in the current Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The SEC maintains a Website at http://www.sec.gov that contains this Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

                       GENERAL INFORMATION ABOUT THE FUND
THE FUND AND ITS SHARES

  The Fund is an open-end, series portfolio of the Trust. The Trust is an open-end, series, management investment company which was originally organized as a Maryland corporation on November 4, 1988. On October 15, 1993, the Trust was reorganized as a Delaware business trust and the Fund, which previously had been a portfolio of another open-end investment company, was redomesticated as a portfolio of the Trust. A copy of the Trust's Agreement and Declaration of Trust dated May 5, 1993, as amended (the "Declaration of Trust") is on file with the SEC.

  Shares of beneficial interest of the Fund will be redeemable at the net asset value thereof at the option of the shareholder, or at the option of the Fund in certain circumstances.

  Shareholders of the Trust do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares of all series or classes voting together for election of trustees may elect all of the members of the Board of Trustees and in such event, the remaining holders cannot elect any members of the Board of Trustees.

  The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any portfolio or class thereof, however, may be terminated at any time, upon the recommendation of the Board of Trustees, by vote of the holders of a majority of the outstanding shares of the Trust, such portfolio or such class, respectively; provided, however, that the Board of Trustees may terminate, without such shareholder approval, the Trust, any portfolio or any class thereof with respect to which there are fewer than 100 holders of record.

  The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares, $0.01 par value, of each class of shares of beneficial interest of the Trust. The Board of Trustees may establish additional series or classes of shares from time to time without shareholder approval. Additional information concerning the rights of share ownership is set forth in the prospectus applicable to each such class or series of shares of the Trust.

  The assets received by the Trust for the issuance or sale of shares of each class relating to a portfolio and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, will be allocated to that portfolio, and constitute the underlying assets of that portfolio. The underlying assets of each portfolio will be segregated and will be charged with the expenses with respect to that portfolio and with a share of the general expenses of the Trust. While certain expenses of the Trust will be allocated to the separate books of account of each portfolio, certain other expenses may be legally chargeable against the assets of the entire Trust.

  Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. However, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property for all losses and expenses of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which a trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or to the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of trustees and officers.

  As described in the Prospectus, the Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the trustees have been elected by the shareholders, the trustees then in office will call a shareholders' meeting for the election of trustees. In addition, trustees may be removed from office by a written instrument signed by at least two-thirds of the trustees of the Trust or by a vote of the holders of a majority of the shares present at a meeting of which a quorum is present and which has been duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust.

  As used herein and in the Prospectus, the term "majority of the outstanding shares" of beneficial interest of the Trust or a portfolio means, respectively, the lesser of (i) 67% or more of the shares of beneficial interest of the Trust or the portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of beneficial interest of the Trust or the portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of beneficial interest of the Trust or the portfolio.

TRUSTEES AND OFFICERS

  The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below.

---------------------------------------------------------------------------------------------------------
                                    POSITIONS HELD              PRINCIPAL OCCUPATION DURING
     NAME, ADDRESS AND AGE         WITH REGISTRANT               AT LEAST THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
 *CHARLES T. BAUER (78)              Trustee and       Chairman of the Board of Directors, A I M
  11 Greenway Plaza, Suite 100         Chairman        Management Group Inc., A I M Advisors, Inc.,
  Houston, Texas 77046                                 A I M Capital Management, Inc., A I M
                                                       Distributors, Inc., A I M Fund Services, Inc.,
                                                       A I M Institutional Fund Services, Inc. and
                                                       Fund Management Company; and Vice Chairman and
                                                       Director, AMVESCAP PLC.
---------------------------------------------------------------------------------------------------------
  BRUCE L. CROCKETT (53)               Trustee         Director, ACE Limited (insurance company).
  906 Frome Lane                                       Formerly, Director, President and Chief
  McLean, VA 22102                                     Executive Officer, COMSAT Corporation; and
                                                       Chairman, Board of Governors of INTELSAT
                                                       (international communications company).
---------------------------------------------------------------------------------------------------------
  OWEN DALY II (73)                    Trustee         Director, Cortland Trust Inc. (investment
  Six Blythewood Road                                  company). Formerly, Director, CF & I Steel
  Baltimore, MD 21210                                  Corp., Monumental Life Insurance Company and
                                                       Monumental General Insurance Company; and
                                                       Chairman of the Board of Equitable
                                                       Bancorporation.
---------------------------------------------------------------------------------------------------------
  JACK M. FIELDS (45)                  Trustee         Formerly, Member of the U.S. House of
  8810 Will Clayton Parkway                            Representatives.
  Jetero Plaza, Suite E
  Humble, TX 77338
---------------------------------------------------------------------------------------------------------

---------------

* A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

---------------------------------------------------------------------------------------------------------
                                    POSITIONS HELD              PRINCIPAL OCCUPATION DURING
     NAME, ADDRESS AND AGE         WITH REGISTRANT               AT LEAST THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
  *CARL FRISCHLING (60)                Trustee          Partner, Kramer, Levin, Naftalis & Frankel
   919 Third Avenue                                     (law firm); Director, ERD Waste, Inc. (waste
   New York, NY 10022                                   management company), Aegis Consumer Finance
                                                        (auto leasing company), and Lazard Funds, Inc.
                                                        (investment companies). Formerly, Partner,
                                                        Reid & Priest (law firm); and, prior thereto,
                                                        Partner, Spengler Carlson Gubar Brodsky &
                                                        Frischling (law firm).
---------------------------------------------------------------------------------------------------------
 **ROBERT H. GRAHAM (50)              Trustee and       Director, President and Chief Executive
   11 Greenway Plaza, Suite 100        President        Officer, A I M Management Group Inc.; Director
   Houston, TX 77046                                    and President, A I M Advisors, Inc.; and
                                                        Director and Senior Vice President, A I M
                                                        Capital Management, Inc., A I M Distributors,
                                                        Inc., A I M Fund Services, Inc., A I M
                                                        Institutional Fund Services, Inc. and Fund
                                                        Management Company; Director, AMVESCAP PLC;
                                                        and Chairman of the Board of Directors, AIM
                                                        Funds Group Canada Inc.
---------------------------------------------------------------------------------------------------------
   JOHN F. KROEGER (73)                 Trustee         Director, Flag Investors International Fund,
   37 Pippins Way                                       Inc., Flag Investors Emerging Growth Fund,
   Morristown, NJ 07960                                 Inc., Flag Investors Telephone Income Fund,
                                                        Inc., Flag Investors Equity Partners Fund,
                                                        Inc., Total Return U.S. Treasury Fund, Inc.,
                                                        Flag Investors Intermediate Term Income Fund,
                                                        Inc., Managed Municipal Fund, Inc., Flag
                                                        Investors Value Builder Fund, Inc., Flag
                                                        Investors Maryland Intermediate Tax-Free
                                                        Income Fund, Inc., Flag Investors Real Estate
                                                        Securities Fund, Inc., Alex. Brown Cash
                                                        Reserve Fund, Inc. and North American
                                                        Government Bond Fund, Inc. (investment
                                                        companies). Formerly, Consultant, Wendell &
                                                        Stockel Associates, Inc. (consulting firm).
---------------------------------------------------------------------------------------------------------
   LEWIS F. PENNOCK (54)                Trustee         Attorney in private practice in Houston,
   6363 Woodway, Suite 825                              Texas.
   Houston, TX 77057
---------------------------------------------------------------------------------------------------------
   IAN W. ROBINSON (74)                 Trustee         Formerly, Executive Vice President and Chief
   183 River Drive                                      Financial Officer, Bell Atlantic Management
   Tequesta, FL 33469                                   Services, Inc. (provider of centralized
                                                        management services to telephone companies);
                                                        Executive Vice President, Bell Atlantic
                                                        Corporation (parent of seven telephone
                                                        companies); and Vice President and Chief
                                                        Financial Officer, Bell Telephone Company of
                                                        Pennsylvania and Diamond State Telephone
                                                        Company.
---------------------------------------------------------------------------------------------------------
   LOUIS S. SKLAR (58)                  Trustee         Executive Vice President, Development and
   Transco Tower, 50th Floor                            Operations, Hines Interests Limited
   2800 Post Oak Blvd.                                  Partnership (real estate development).
   Houston, TX 77056
---------------------------------------------------------------------------------------------------------
***JOHN J. ARTHUR (53)                Senior Vice       Director, Senior Vice President and Treasurer,
   11 Greenway Plaza, Suite 100      President and      A I M Advisors, Inc.; and Vice President and
   Houston, TX 77046                   Treasurer        Treasurer, A I M Management Group Inc., A I M
                                                        Capital Management, Inc., A I M Distributors,
                                                        Inc., A I M Fund Services, Inc., A I M
                                                        Institutional Fund Services, Inc. and Fund
                                                        Management Company.
---------------------------------------------------------------------------------------------------------

---------------

*   A trustee who is an "interested person" of the Trust as defined in the 1940
    Act.

** A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

*** Mr. Arthur and Ms. Relihan are married to each other.

---------------------------------------------------------------------------------------------------------
                                    POSITIONS HELD              PRINCIPAL OCCUPATION DURING
     NAME, ADDRESS AND AGE         WITH REGISTRANT               AT LEAST THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
   GARY T. CRUM (50)                  Senior Vice       Director and President, A I M Capital
   11 Greenway Plaza, Suite 100        President        Management, Inc.; Director and Senior Vice
   Houston, TX 77046                                    President, A I M Management Group Inc., A I M
                                                        Advisors, Inc.; and Director, A I M
                                                        Distributors, Inc. and AMVESCAP PLC.
---------------------------------------------------------------------------------------------------------
***CAROL F. RELIHAN (42)              Senior Vice       Director, Senior Vice President, Secretary and
   11 Greenway Plaza, Suite 100      President and      General Counsel, A I M Advisors, Inc.; Vice
   Houston, TX 77046                   Secretary        President, General Counsel and Secretary,
                                                        A I M Management Group Inc.; Director, Vice
                                                        President and General Counsel Fund Management
                                                        Company; General Counsel and Vice President,
                                                        A I M Fund Services, Inc., and A I M
                                                        Institutional Fund Services, Inc.; and Vice
                                                        President, A I M Capital Management, Inc. and
                                                        A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------
   DANA R. SUTTON (38)               Vice President     Vice President and Fund Controller, A I M
   11 Greenway Plaza, Suite 100      and Assistant      Advisors, Inc.; and Assistant Vice President
   Houston, TX 77046                   Treasurer        and Assistant Treasurer, Fund Management
                                                        Company.
---------------------------------------------------------------------------------------------------------
   MELVILLE B. COX (54)              Vice President     Vice President and Chief Compliance Officer,
   11 Greenway Plaza, Suite 100                         A I M Advisors, Inc., A I M Capital
   Houston, TX 77046                                    Management, Inc., A I M Fund Services, Inc.,
                                                        A I M Institutional Fund Services, Inc., A I M
                                                        Distributors, Inc. and Fund Management
                                                        Company.
---------------------------------------------------------------------------------------------------------
   KAREN DUNN KELLEY (37)            Vice President     Senior Vice President, A I M Capital
   11 Greenway Plaza, Suite 100                         Management, Inc.; and Vice President, A I M
   Houston, TX 77046                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------

  The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

  The members of the Audit Committee are Messrs. Crockett, Daly, Fields, Frischling, Kroeger (Chairman), Pennock, Robinson and Sklar. The Audit Committee is responsible for meeting with the Trust's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Trust's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

  The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Fields, Frischling, Kroeger, Pennock, Robinson and Sklar. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, or considering such matters as may from time to time be set forth in a charter adopted by the board and such committee.

  The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Fields, Kroeger, Pennock (Chairman), Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested trustees, or considering such matters as may from time to time be set forth in a charter adopted by the board and such committee.

  All of the trustees of the Trust also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. Certain of the executive officers of the Trust hold similar offices with some or all of such investment companies.

REMUNERATION OF TRUSTEES

  Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee thereof. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of other funds in The AIM Family of Funds --Registered Trademark--, AIM Institutional Funds and all other investment companies managed or advised by AIM (the "AIM Funds"). Each such trustee re-

---------------

*** Mr. Arthur and Ms. Relihan are married to each other.

ceives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

  Set forth below is information regarding compensation paid or accrued for each trustee of the Fund:

                                                                          RETIREMENT
                                                         AGGREGATE         BENEFITS          TOTAL
                                                        COMPENSATION       ACCRUED        COMPENSATION
                                                          FROM THE          BY ALL          FROM ALL
   DIRECTOR                                               FUND(1)        AIM FUNDS(2)     AIM FUNDS(3)
   --------                                             ------------     ------------     ------------
Charles T. Bauer......................................       $    0          $     0          $     0
Bruce L. Crockett.....................................        1,236           38,621           68,000
Owen Daly II..........................................        1,235           82,607           68,000
Jack M. Fields(4).....................................          530                0                0
Carl Frischling(5)....................................        1,236           56,683           68,000
Robert H. Graham......................................            0                0                0
John F. Kroeger.......................................        1,235           83,654           66,000
Lewis F. Pennock......................................        1,235           33,702           67,000
Ian W. Robinson.......................................        1,236           64,973           68,000
Louis S. Sklar........................................        1,219           47,593           66,500

---------------

(1) The total amount of compensation deferred by all Trustees of the Fund during the fiscal year ended July 31, 1997, including interest earned thereon, was $5,699.

(2) During the fiscal year ended July 31, 1997, the total estimated amount of expenses allocated to the Fund in respect of such retirement benefits was $2,735. Data reflects compensation estimated for the calendar year ended
     December 31, 1996.

(3) Each Trustee serves as a director or trustee of a total of 11 registered investment companies advised by AIM (comprised of 47 portfolios). Data reflect total compensation earned during the calendar year ended December 31, 1996.

(4) Mr. Fields was not serving as a Trustee during the calendar year ended December 31, 1996.

(5) See page 6 regarding fees earned by Mr. Frischling's law firm.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

  Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) for the number of such Trustee's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any AIM Fund.

  Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service classifications. The estimated credited years of service for

Messrs. Crockett, Daly, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10, 10, 0, 20, 19, 15, 10, and 7 years, respectively.

                       ESTIMATED BENEFITS UPON RETIREMENT

                                                      ANNUAL
                                                     RETAINER
  NUMBER OF                                          PAID BY
  YEARS OF                                           ALL AIM
SERVICE WITH                                          FUNDS
  THE AIM                                            --------
   FUNDS                                             $80,000
   -----                                             --------
    10...........................................    $60,000
     9...........................................    $54,000
     8...........................................    $48,000
     7...........................................    $42,000
     6...........................................    $36,000
     5...........................................    $30,000

DEFERRED COMPENSATION AGREEMENTS

  Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten
(10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Fund's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a trustee of the Fund. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

  During the fiscal year ended July 31, 1997 the Fund paid $5,153 to Kramer, Levin, Naftalis & Frankel, the law firm in which Mr. Frischling, a trustee of the Trust, is a partner.

THE INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement with the Trust, dated February 28, 1997 (the "Advisory Agreement"). AIM was organized in 1976, and together with its subsidiaries, advises or manages 55 investment company portfolios.

  AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund business in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Trustees and Officers." A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.

  AIM and the Fund have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and, (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and an-nual reports (including information on any substantial violations of the Code of Ethics). Violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

  The Advisory Agreement became effective on February 28, 1997 and will continue in effect until February 28, 1999, and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. The Trust or AIM may terminate the Advisory Agreement on sixty (60) days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investments of the Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by AIM will at all times be subject to the policies and control of the Trust's Board of Trustees. AIM shall not be liable to the Fund or its shareholders for any act or omission by AIM or for any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Pursuant to the Advisory Agreement, AIM receives a fee as compensation for its services with respect to the Fund, calculated daily and paid monthly, at an annual rate equal to 0.20% of the first $500 million of the Fund's aggregate average daily net assets, plus 0.175% of the Fund's aggregate average daily net assets in excess of $500 million.

  The Advisory Agreement provides that, upon the request of the Trust's Board of Trustees, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Fund have entered into a Master Administrative Services Agreement (the "Administrative Services Agreement"), dated as of February 28, 1997, pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquiries.

  In addition to the fees paid to AIM pursuant to the Advisory Agreement and the Administrative Services Agreement, the Trust, on behalf of the Fund, also pays or causes to be paid all other expenses attributable to the Fund, including, without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents; brokers' commissions in connection with portfolio securities transactions of the Fund; all taxes, including securities issuance and transfer taxes, and fees payable to federal, state or other governmental agencies; the cost and expenses of engraving or printing share certificates; all costs and expenses in connection with registration and maintenance of registration with the SEC and various states and other jurisdictions (including filing and legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing proxy statements, reports to shareholders, prospectuses and statements of additional information of the Fund and supplements thereto; expenses of shareholders' and trustees' meetings; fees and travel expenses of trustees and trustee members of any advisory board or committee; expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside pricing service; fees and expenses of legal counsel, including counsel to the Non-Interested Trustees of the Trust or AIM, and of independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Trust; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto). FMC bears the expenses of printing and distributing reports to shareholders, prospectuses and statements of additional information (other than those reports to shareholders, prospectuses and statements of additional information distributed to existing shareholders of the Institutional Shares) and any other promotional or sales literature used by FMC or furnished by FMC to purchasers or dealers in connection with the public offering of shares of the Institutional Shares.

  Expenses of the Trust which are not directly attributable to the operations of any class of shares or Portfolio of the Trust are prorated among all classes of the Trust based upon the relative net assets of each class or Portfolio. Expenses of the Trust which are not directly attributable to a specific class of shares but are directly attributable to a specific Portfolio are prorated among all classes of such Portfolio based upon the relative net assets of each such class. Expenses of the Trust which are directly attributable to a specified class of shares are charged against the income available for distribution as dividends to such shares.

  During the fiscal years ended July 31, 1997, 1996 and 1995, AIM received advisory fees of $837,760, $933,207, and $809,449, respectively, pursuant to the Advisory Agreement. During the fiscal years ended July 31, 1997, 1996 and 1995, AIM was reimbursed $66,785, $60,857, and $82,199, respectively, pursuant to the Administrative Services Agreement.

  As described in the Prospectus, AIM may voluntarily waive its fees from time to time, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York acts as custodian for the Fund's portfolio securities and cash. The Bank of New York receives such compensation from the Trust for its services as is agreed to from time to time by The Bank of New York and the Trust. The address of The Bank of New York is 90 Washington Street, 11th floor, New York, New York 10286.

  A I M Institutional Fund Services, Inc. ("AIFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as transfer agent and dividend disbursing agent for the Institutional Class. The Fund pays AIFS such compensation as may be agreed upon from time to time. During the fiscal years ended July 31, 1997, 1996 and 1995, AIFS received from the Fund transfer agency and shareholder services fees with respect to the Institutional Class in the amount of $4,714, $10,350 and $3,349, respectively. It is currently anticipated that, effective on or about December 29, 1997, A I M Fund Services, Inc., a wholly owned subsidiary of AIM and a registered transfer agent, will become the transfer agent to the Fund.

REPORTS

  The Trust furnishes holders of the Institutional Class with semi-annual reports containing information about the Trust and its operations, including a schedule of investments held by the Fund and its financial statements. The annual financial statements are audited by the Fund's independent certified public accountants. The Board of Trustees has selected KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, as the independent auditors to audit the financial statements and review the tax returns of the Fund.

PRINCIPAL HOLDERS OF SECURITIES

  To the best of the Trust's knowledge, as of November 3, 1997, the trustees and officers of the Trust owned less than 1% of the outstanding shares of any class of the Trust.

     INSTITUTIONAL CLASS:

  To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Class, as of November 3, 1997, and the percent of outstanding shares owned by such shareholders are as follows:

                                                       OWNED OF
                                                        PERCENT
   NAME AND ADDRESS                                     RECORD
    OF RECORD OWNER                                      ONLY*
    ---------------                                    --------
Frost National Bank                                     85.10%**
Attn: Trust Securities (T-8)
P.O. Box 1600
San Antonio, TX 78296

Associated Bank                                          5.05%
Attn: Trust Operations
P.O. Box 19006
Green Bay, WI 54307-9006

---------------

 * The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds more than 25% of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

     CLASS A SHARES:

  To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Class A shares, as of November 3, 1997, and the percent of outstanding shares owned by such shareholders are as follows:

                                                              PERCENT
       NAME AND ADDRESS                                       OWNED OF
       OF RECORD OWNER                                         RECORD
       ---------------                                         ONLY*
                                                              --------
Merrill Lynch Pierce Fenner & Smith                            13.52%
FBO the Sole Benefit of Customers
Mutual Fund Operations
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246

Trust For the Milipore Corporation                              6.04%
Invested Employee Plan
80 Ashby Rd.
Bedford, MA 01730

---------------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                           PURCHASES AND REDEMPTIONS

NET ASSET VALUE DETERMINATION

  A complete description of the manner by which shares of the Institutional Class may be purchased appears in the Prospectus under the caption "Purchase of Shares."

  Shares of the Institutional Class are sold at the net asset value of such shares. Shareholders may at any time redeem all or a portion of their shares at net asset value. The investor's price for purchases and redemptions will be the net asset value next determined following the receipt of an order to purchase or a request to redeem shares. The net asset value of the Fund varies depending on the market value of its assets.

  In accordance with the current rules and regulations of the SEC, the net asset value per share of the Fund is determined once daily as of the close of trading of the New York Stock Exchange ("NYSE") which is generally 4:00 p.m. Eastern Time on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Net asset value per share of the Fund is determined by subtracting the liabilities (e.g., accrued expenses and dividends payable) of the Fund allocated to the class from the value of securities, cash and other assets (including interest accrued but not collected) of the Fund allocated to the class, and dividing the result by the total number of shares outstanding of such class of the Fund. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

  Securities will be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchase of Shares," "Redemption of Shares" and "Net Asset Value" in the Prospectus.)

  The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the

Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

THE DISTRIBUTION AGREEMENT

  The Trust has entered into a Distribution Agreement with FMC, dated as of February 28, 1997 (the "Distribution Agreement"), pursuant to which FMC has agreed to act as the exclusive distributor of shares of the Institutional Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Institutional Class either directly or through other broker-dealers. The Distribution Agreement also provides that FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Institutional Class and the costs of preparing and distributing any other supplemental sales literature. FMC has not undertaken to sell any specified number of shares of the Institutional Class. FMC does not receive any fees from the Fund pursuant to the Distribution Agreement.

  FMC is a registered broker-dealer and is also a wholly owned subsidiary of AIM.

  The Distribution Agreement became effective February 28, 1997 and will continue in effect until February 28, 1999, and from year to year only if such continuation is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose. The Fund or FMC may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate in the event of its "assignment," as defined in the 1940 Act.

SUSPENSION OF REDEMPTION RIGHTS

  The right of redemption may be suspended or the date of payment upon redemption may be postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend or holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency, as determined by the SEC, exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

  Information concerning the Fund's investment objective and fundamental and operating policies is set forth in the Prospectus. The principal features of the Fund's investment program and the primary risks associated with that investment program are also discussed in the Prospectus. There can be no assurance that the Fund will achieve its objective. The values of the securities in which the Fund invests fluctuate based upon interest rates and market factors.

  Repurchase Agreements. The Fund's investment policies permit the Fund to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of an investment contract from a financial institution, such as a bank or broker-dealer, which contract is secured by U.S. Treasury obligations of the type described above whose value is equal to or greater than the value of the repurchase agreement, including the agreed-upon interest. The agreement provides that the seller will repurchase the underlying securities at an agreed-upon time and price. The total amount received on repurchase will exceed the price paid by the Fund, reflecting the agreed-upon rate of interest for the period from the date of the repurchase agreement to the settlement date. This rate of return is not related to the interest rate on the underlying securities. The difference between the total amount received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. Investments in repurchase agreements may involve risks not associated with investments in the underlying securities. If the seller defaulted on its repurchase obligation, the Fund would incur a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. The Fund will limit repurchase agreements to transactions with sellers believed by AIM to present minimal credit risk. Securities subject to repurchase agreements will be held by the Fund's custodian or in the custodian's account with the Federal Reserve Treasury Book-Entry System. Although the securities subject to repurchase agreements might bear maturities in excess of one year, the Fund will not enter into a repurchase agreement with an agreed-upon repurchase date in excess of seven calendar days from the date of acquisition by the Fund, unless the Fund has the right to require the selling institution to repurchase the underlying securities within seven days of the date of acquisition.

INVESTMENT RESTRICTIONS

  The most significant investment restrictions applicable to the Fund's investment program are set forth in the Prospectus under "Investment
Program -- Restrictions." Additionally, as a matter of fundamental policy which may not be changed without a vote of the holders of a majority of the outstanding shares of beneficial interest of all classes of the Fund, the Fund will not:

          (1) mortgage, pledge or hypothecate any assets except to secure permitted borrowings of money from banks for temporary or emergency purposes and then only in amounts not in excess of 33 1/3% of the value of its total assets at the time of such borrowing;

          (2) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting;

          (3) invest in real estate;

          (4) purchase or sell commodities or commodity futures contracts, engage in arbitrage transactions, purchase securities on margin, make short sales or invest in puts or calls;

          (5) purchase oil, gas or mineral interests;

          (6) invest in any obligation not payable as to principal and interest in United States currency; or

          (7) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding securities which are a direct obligation of the U.S. Treasury or are repurchase agreements with respect to a direct obligation of the U.S. Treasury).

  In addition to those policies discussed in the Prospectus and above, the Fund generally will not invest in any company for the purpose of exercising control or management, or purchase securities of an issuer if the officers and trustees of the Trust and the officers and directors of the Fund's investment advisor collectively own beneficially over 5% of the outstanding voting securities of such issuer, in each case excluding holdings of any officer, trustee or director of less than 1/2 of 1% of the outstanding voting securities of such issuer. These restrictions are not matters of fundamental policy and may be changed at any time by the trustees without the approval of shareholders.

  The percentage limitations set forth in the restrictions noted above are calculated by giving effect to the purchase in question and are based upon values at the time of purchase. The Fund may, however, retain any security purchased in accordance with such restrictions irrespective of changes in the values of the Fund's assets occurring subsequent to the time of purchase.

  The Trust has obtained an opinion of Dechert Price & Rhoads, special counsel to the Trust, that shares of the Fund are eligible for investment by a federal credit union. In order to ensure that shares of the Fund meet the requirements for eligibility for investment by federal credit unions, the Fund has adopted the following policies:

          (1) The Fund will enter into repurchase agreements only with: (a) banks insured by the Federal Deposit Insurance Corporation (FDIC); (b) savings and loan associations insured by the FDIC; or (c) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

          (2) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

          (3) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

          (4) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

  In order to permit the sale of the Fund's shares in certain states, the Fund may from time to time make commitments more restrictive than the restrictions described herein. These restrictions are not matters of fundamental policy, and should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the states involved.

  To permit the sale of shares of the Fund in Texas, the Fund will limit its investment in securities which are not readily marketable to 15% of its net assets.

                            PERFORMANCE INFORMATION

YIELD CALCULATIONS

  Yields for the Institutional Shares used in advertising are computed as follows: (a) divide the interest and dividend income of the Institutional Class for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period; (b) divide the figure arrived at in step (a) by the net asset value of the Institutional Class at the end of the period; and (c) annualize the result (assuming compounding of income) in order to arrive at an annual percentage rate. For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

  Income calculated for the purposes of calculating the yield of the Institutional Class differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Institutional Class may differ from the rate of distributions the Institutional Class paid over the same period or the rate of income reported in the financial statements of the Institutional Class.

  The Fund may also quote the distribution rate for the Institutional Class, which expresses the historical amount of income dividends of the Institutional Class to its shareholders as a percentage of the net asset value per share of the Institutional Class. The distribution rate for the Institutional Class for the thirty day period ended July 31, 1997 was 5.64%. This distribution rate was calculated by dividing dividends declared over the thirty days ended July 31, 1997 by the net asset value per share of the Institutional Class at the end of that period and annualizing the result.

TOTAL RETURN CALCULATIONS

  Total returns quoted in advertising reflect all aspects of the Institutional Class' return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share of the Institutional Class over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Institutional Shares over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance of the Institutional Shares is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Institutional Class.

  In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

HISTORICAL PORTFOLIO RESULTS

  The following chart shows the total returns for the Institutional Class for the twelve months and five year periods ended July 31, 1997, and the period beginning July 13, 1987 (the date operations commenced) through July 31, 1997.

                                                           AVERAGE
                                                           ANNUAL     CUMULATIVE
                                                           RETURN       RETURN
                                                           -------    ----------
Twelve months ended 7/31/97..............................  6.79%         6.79%
Five years ended 7/31/97.................................  5.19%        28.78%
Ten years ended 7/31/97..................................  6.82%        93.38%

  The 30 day yield of the Institutional Class as of July 31, 1997 was 5.64%.

  A hypothetical investment of $1,000 in the Institutional Class made at the beginning of the twelve-month period ended July 31, 1997 would have been worth $1,067.90. During the five-year period ended July 31, 1997, a hypothetical $1,000 investment in the Institutional Class at the beginning of such period would have been worth $1,287.80. A hypothetical investment of $1,000 made at the beginning of the ten-year period ended July 31, 1997, would have been worth $$1,933.76, assuming in each case that all distributions were reinvested.

  The performance of the Institutional Class may be compared in advertising to the performance of other mutual funds in general or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Institutional Class may also advertise mutual fund performance rankings which have been assigned to the Institutional Class by such monitoring services.

                             PORTFOLIO TRANSACTIONS

  AIM is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the execution and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to AIM with clients, including the other mutual funds advised by AIM (collectively with the Fund, the "AIM Funds"). Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Fund. AIM is of the opinion that the material received is beneficial in supplementing AIM's research and analysis; and therefore, it may benefit the Fund by improving the quality of AIM's investment advice. Since AIM must evaluate information received as a result of such services, the advisory fees paid by the Fund are not reduced because AIM receives such services. In addition, AIM may direct portfolio trades.

  AIM and its affiliates manage several other investment accounts, some of which may have objectives similar to those of the Fund. It is possible that, at times, identical securities will be appropriate for investment by the Fund and by one or more of such investment accounts. The position of each account, however, in the securities of the same issue, may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the Fund and the AIM Funds in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

  Under the 1940 Act, certain persons affiliated with the Fund are prohibited from dealing with the Fund as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Board of Trustees has adopted procedures pursuant to Rule 17a-7 under the 1940 Act relating to portfolio transactions between the

Fund and the AIM Funds and the Fund may from time to time enter into transactions in accordance with such Rule and procedures.

  From time to time, an identical security may be sold by an AIM Fund or another investment account advised by AIM or AIM Capital and simultaneously purchased by another AIM Fund or another investment account advised by AIM or AIM Capital, when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts advised by AIM or AIM Capital. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

  Changes in the portfolio holdings of the Fund are made without regard to whether a sale would result in a profit or loss. The portfolio turnover rate of the Fund for the years ended July 31, 1997, 1996 and 1995, were 129.74%, 117.09%, and 120.01%, respectively. High portfolio turnover involves correspondingly greater transaction costs which are borne directly by the Fund, and may increase capital gains which are taxable as ordinary income when distributed to shareholders.

  Provisions of the 1940 Act and the rules and regulations thereunder have been construed to prohibit the Fund from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Fund has obtained an order of exemption from the SEC which permits the Fund to engage in certain transactions with certain 5% holders provided the Fund complies with certain conditions and procedures.

  At the present time, the Fund does not intend to engage in any transactions with such 5% holders other than repurchase agreement transactions.

                                     TAXES

  The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and realized capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

  In addition to satisfying the Distribution Requirement, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) for taxable years beginning on or prior to August 5, 1997, derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forward contracts, will not be characterized as Short-Short Gain if they are directly related to the Fund's principal business of investing in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. For taxable years beginning after August 5, 1997, the Short-Short Gain Test has been repealed by the Taxpayer Relief Act of 1997.

  In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, if the Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.

  In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a "qualified covered call option" with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

  Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

  The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

  In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income and foreign currency gain or loss for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

  For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

  The Fund anticipates distributing substantially all of its investment company taxable income and short-term capital gains for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporations.

  The Fund may either retain or distribute to shareholders its net long-term capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. Pursuant to the Taxpayer Relief Act of 1997, the Internal Revenue Service has announced that it will issue temporary regulations that will permit the fund to designate to its shareholders the portion of each capital gain dividend paid in taxable years ending on or after May 7, 1997, that constitutes a 20% rate capital gain distribution, or a 28% rate capital gain distribution. The temporary regulations will also permit the fund to designate to its shareholders the portion of any net capital gain retained by the Fund in taxable years ending on or after May 7, 1997, that belongs to each of these three long-term capital gain categories.

  Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

  Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or any other fund in the AIM Funds). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made in certain cases) during the year.

  The Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF FUND SHARES

  A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a noncorporate shareholder will be subject to tax at a maximum rate of 20% if the shares sold or redeemed were held for more than 18 months. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

  If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the same or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends and return of capital distributions (other than capital gains dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gains.

  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

  In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. The tax treatment of foreign investors may also differ from the treatment for U.S. investors described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the Fund.

                 INDEPENDENT AUDITORS' REPORT

                 The Board of Trustees and Shareholders of AIM Investment Securities Funds:

                   We have audited the accompanying statement of assets and
                 liabilities of the Limited Maturity Treasury Portfolio (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                   In our opinion, the financial statements and financial
                 highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Treasury Portfolio as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993, in conformity with generally accepted accounting principles.




                                               KPMG Peat Marwick LLP

                 August 22, 1997
                 Houston, Texas

SCHEDULE OF INVESTMENTS

JULY 31, 1997

                                                          PRINCIPAL
                                                           AMOUNT           MARKET
                                            MATURITY       (000s)           VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES - 99.03%

6.125%                                      08/31/98       $36,300       $ 36,511,629
-------------------------------------------------------------------------------------
6.00%                                       09/30/98        36,200         36,368,692
-------------------------------------------------------------------------------------
5.875%                                      10/31/98        36,200         36,305,704
-------------------------------------------------------------------------------------
5.625%                                      11/30/98        35,880         35,878,924
-------------------------------------------------------------------------------------
5.75%                                       12/31/98        36,200         36,266,970
-------------------------------------------------------------------------------------
5.875%                                      01/31/99        36,200         36,320,184
-------------------------------------------------------------------------------------
5.875%                                      02/28/99        36,200         36,319,460
-------------------------------------------------------------------------------------
6.25%                                       03/31/99        36,300         36,635,775
-------------------------------------------------------------------------------------
6.375%                                      04/30/99        36,300         36,713,457
-------------------------------------------------------------------------------------
6.25%                                       05/31/99        36,300         36,646,302
-------------------------------------------------------------------------------------
6.00%                                       06/30/99        35,000         35,195,650
-------------------------------------------------------------------------------------
5.875%                                      07/31/99        35,150         35,259,668
-------------------------------------------------------------------------------------
          Total U.S. Treasury Securities                                  434,422,415
-------------------------------------------------------------------------------------
          TOTAL INVESTMENTS - 99.03%                                      434,422,415
-------------------------------------------------------------------------------------
          OTHER ASSETS LESS LIABILITIES - 0.97%                             4,254,808
-------------------------------------------------------------------------------------
          NET ASSETS - 100.00%                                           $438,677,223
=====================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1997


ASSETS:

Investments, at market value (cost $431,928,484)              $  434,422,415
----------------------------------------------------------------------------
Cash                                                                  20,611
----------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                   819,782
----------------------------------------------------------------------------
  Interest                                                         5,523,917
----------------------------------------------------------------------------
Investment in deferred compensation plan                              19,535
----------------------------------------------------------------------------
Other assets                                                          83,788
----------------------------------------------------------------------------
    Total assets                                                 440,890,048
----------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                                           1,248,586
----------------------------------------------------------------------------
  Dividends                                                          674,022
----------------------------------------------------------------------------
  Deferred compensation                                               19,535
----------------------------------------------------------------------------
Accrued advisory fees                                                 71,077
----------------------------------------------------------------------------
Accrued distribution fees                                             47,502
----------------------------------------------------------------------------
Accrued transfer agent fees                                           38,977
----------------------------------------------------------------------------
Accrued operating expenses                                           113,126
----------------------------------------------------------------------------
    Total liabilities                                              2,212,825
----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                   $  438,677,223
============================================================================

                                               INSTITUTIONAL       AIM
                                                  SHARES          SHARES          FUND
NET ASSETS                                       $48,865,566   $389,811,657   $438,677,223
==========================================================================================
Shares outstanding, $0.01 par value per share      4,853,653     38,718,670     43,572,323
==========================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                $      10.07
==========================================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.07 divided by 99.00%)*                              $      10.17
==========================================================================================

* There is no sales charge or 12b-1 fee on sales of Institutional Shares.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For The Year Ended July 31, 1997


INVESTMENT INCOME:

Interest                                                      $24,654,293
-------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     837,760
-------------------------------------------------------------------------
Administrative service fees                                        66,785
-------------------------------------------------------------------------
Custodian fees                                                     35,063
-------------------------------------------------------------------------
Transfer agent fees                                               342,339
-------------------------------------------------------------------------
Trustees' fees and expenses                                        10,907
-------------------------------------------------------------------------
Distribution fees (See Note 2)                                    549,759
-------------------------------------------------------------------------
Other                                                             290,933
-------------------------------------------------------------------------
    Total expenses                                              2,133,546
-------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (5,163)
-------------------------------------------------------------------------
    Net expenses                                                2,128,383
-------------------------------------------------------------------------
Net investment income                                          22,525,910
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES:

Realized gain (loss) on sales of investment securities           (328,964)
-------------------------------------------------------------------------
Unrealized appreciation of investment securities                4,775,213
-------------------------------------------------------------------------
       Net gain on investment securities                        4,446,249
-------------------------------------------------------------------------
Net increase in net assets resulting from operations          $26,972,159
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended July 31, 1997 and 1996

                                                             1997             1996
OPERATIONS:

  Net investment income                                  $ 22,525,910    $   25,817,371
---------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities                                               (328,964)        3,022,827
---------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of
    investment securities                                   4,775,213        (6,292,910)
---------------------------------------------------------------------------------------
    Net increase in net assets resulting from
       operations                                          26,972,159        22,547,288
---------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME:

  Institutional Shares                                     (2,912,651)       (8,084,170)
---------------------------------------------------------------------------------------
  AIM Shares                                              (19,613,259)      (17,733,201)
---------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:

  Institutional Shares                                    (95,511,728)       14,818,211
---------------------------------------------------------------------------------------
  AIM Shares                                               27,226,897        86,957,303
---------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                 (63,838,582)       98,505,431
---------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                     502,515,805       404,010,374
---------------------------------------------------------------------------------------
  End of period                                          $438,677,223    $  502,515,805
=======================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                          $443,515,589    $  511,800,420
---------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of
    investment securities                                  (7,332,297)       (7,003,333)
---------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                              2,493,931        (2,281,282)
---------------------------------------------------------------------------------------
                                                         $438,677,223    $  502,515,805
=======================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $7,172,445, which expires, if not previously utilized, through the year 2005.

E. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1997, the Fund reimbursed AIM $66,785 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to holders of the AIM Shares. During the year ended July 31, 1997, AFS was paid $171,697 for such services. During the year ended July 31, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $4,714 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Shares.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1997, the Fund paid AIM Distributors $549,759 as compensation under the Plan.
  AIM Distributors received commissions of $105,675 during the year ended July 31, 1997 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
  During the year ended July 31, 1997, the Fund paid legal fees of $5,153 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended July 31, 1997 the Fund's expenses were reduced by $471. In addition, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,692 under an expense offset arrangement. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $5,163 during the year ended July 31, 1997.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended July 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1997 was $548,531,112 and $615,465,271, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis as, of July 31, 1997 is as follows:

Aggregate unrealized appreciation of investment securities    $  2,424,721
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities            --
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $  2,424,721
==========================================================================

Cost of investments for tax purposes is $431,997,694.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1997 and 1996 were as follows:

                                          1997                          1996
                               ---------------------------   ---------------------------
                                 SHARES         AMOUNT         SHARES         AMOUNT
                               -----------   -------------   -----------   -------------
Sold:
  AIM shares                    22,795,689   $ 228,371,816    25,131,827   $ 252,267,687
----------------------------------------------------------------------------------------
  Institutional shares           2,663,678      26,662,958     5,925,940      59,531,203
----------------------------------------------------------------------------------------
Issued as a reinvestment of
  dividends:
  AIM shares                     1,600,608      16,029,270     1,451,553      14,553,507
----------------------------------------------------------------------------------------
  Institutional shares              16,172         161,587       113,885       1,142,722
----------------------------------------------------------------------------------------
Reacquired:
  AIM shares                   (21,687,977)   (217,174,189)  (17,942,356)   (179,863,891)
----------------------------------------------------------------------------------------
  Institutional shares         (12,215,116)   (122,336,273)   (4,566,815)    (45,855,714)
----------------------------------------------------------------------------------------
                                (6,826,946)  $ (68,284,831)   10,114,034   $ 101,775,514
========================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for an Institutional Share outstanding during each of the years in the three-year period ended July 31, 1997, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993.

                                                           JULY 31,                           AUGUST 31,
                                       -----------------------------------------------    --------------------
                                         1997           1996        1995        1994        1993        1992
                                       --------       --------    --------    --------    --------    --------
Net asset value, beginning of period   $   9.97       $  10.03    $   9.96    $  10.24    $  10.21    $  10.01
------------------------------------   --------       --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                    0.56           0.58        0.57        0.37        0.44        0.60
------------------------------------   --------       --------    --------    --------    --------    --------
  Net gains (losses) on securities
    (both realized and unrealized)         0.10          (0.06)       0.07       (0.20)       0.05        0.29
------------------------------------   --------       --------    --------    --------    --------    --------
    Total from investment operations       0.66           0.52        0.64        0.17        0.49        0.89
------------------------------------   --------       --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
    income                                (0.56)         (0.58)      (0.57)      (0.37)      (0.44)      (0.60)
------------------------------------   --------       --------    --------    --------    --------    --------
  Distributions from net realized
    capital gains                            --             --          --       (0.08)      (0.02)      (0.09)
------------------------------------   --------       --------    --------    --------    --------    --------
    Total distributions                   (0.56)         (0.58)      (0.57)      (0.45)      (0.46)      (0.69)
------------------------------------   --------       --------    --------    --------    --------    --------
Net asset value, end of period         $  10.07       $   9.97    $  10.03    $   9.96    $  10.24    $  10.21
====================================   ========       ========    ========    ========    ========    ========
Total return(a)                           6.79%          5.27%       6.61%       1.72%       4.88%       9.14%
====================================   ========       ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $ 48,866       $143,468    $129,530    $134,971    $130,690    $ 89,352
====================================   ========       ========    ========    ========    ========    ========
Ratio of expenses to average net
  assets                                  0.31%(b)(c)    0.27%       0.28%       0.25%(d)    0.24%       0.28%
====================================   ========       ========    ========    ========    ========    ========
Ratio of net investment income to
  average net assets                      5.56%(b)       5.72%       5.70%       3.98%(d)    4.30%       5.76%
====================================   ========       ========    ========    ========    ========    ========
Portfolio turnover rate                    130%           117%        120%        120%        123%        120%
====================================   ========       ========    ========    ========    ========    ========

(a) For periods less than one year, total return is not annualized.
(b) Ratios are based on average net assets of $52,373,873.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) Annualized.